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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 4, 1994, included in MESA Inc.'s Annual Report on Form 10-K for the year ended December 31, 1993 and to all references to our firm included in this Registration Statement.

                                            ARTHUR ANDERSEN & CO.

Houston, Texas
March 11, 1994